CONFIDENTIAL AND PROPRIETARY This company is a limited partner of Apollo Credit Opportunity Advisors I, L.P. which is the general partner of Apollo Credit Opportunity Fund I, L.P. and earns the “carried interest” on COF I profits. Apollo Credit Opportunity CM Executive Carry I, L.P. Second Amended and Restated Limited Partnership Agreement Dated January 12, 2011 and made effective as of July 14, 2009 THE TRANSFER OF THE PARTNERSHIP INTERESTS DESCRIBED IN THIS AGREEMENT IS RESTRICTED AS DESCRIBED HEREIN.

TABLE OF CONTENTS Page ARTICLE 1 DEFINITIONS ............................................................................................................1 ARTICLE 2 FORMATION AND ORGANIZATION ....................................................................4 Section 2.1 Formation ...........................................................................................................4 Section 2.2 Name ..................................................................................................................4 Section 2.3 Offices ................................................................................................................4 Section 2.4 Term of the Partnership .....................................................................................5 Section 2.5 Purpose of the Partnership .................................................................................5 Section 2.6 Actions by the Partnership .................................................................................5 Section 2.7 Admission of Limited Partners ..........................................................................5 ARTICLE 3 CAPITAL ....................................................................................................................6 Section 3.1 Contributions to Capital .....................................................................................6 Section 3.2 Rights of Partners in Capital ..............................................................................6 Section 3.3 Capital Accounts ................................................................................................7 Section 3.4 Allocation of Profit and Loss .............................................................................8 Section 3.5 Tax Allocations ..................................................................................................9 Section 3.6 Reserves; Adjustments for Certain Future Events .............................................9 Section 3.7 Finality and Binding Effect of General Partner’s Determinations ...................10 ARTICLE 4 DISTRIBUTIONS ....................................................................................................10 Section 4.1 Distributions .....................................................................................................10 Section 4.2 Withholding of Certain Amounts .....................................................................11 Section 4.3 Limitation on Distributions ..............................................................................11 ARTICLE 5 MANAGEMENT ......................................................................................................12 Section 5.1 Rights and Powers of the General Partner .......................................................12 Section 5.2 Delegation of Duties ........................................................................................12 Section 5.3 Transactions with Affiliates .............................................................................13 Section 5.4 Expenses ..........................................................................................................13 Section 5.5 Rights of Limited Partners ...............................................................................13 Section 5.6 Other Activities of Partners .............................................................................13 Section 5.7 Duty of Care; Indemnification .........................................................................14 ARTICLE 6 ADMISSIONS, TRANSFERS AND WITHDRAWALS .........................................15 Section 6.1 Admission of Additional Limited Partners; Effect on Points ..........................15 Section 6.2 Admission of Additional General Partner and Transfer ..................................16 Section 6.3 Transfer of Interests of Limited Partners .........................................................16 Section 6.4 Withdrawal of Partners ....................................................................................17 Section 6.5 Pledges .............................................................................................................18

ARTICLE 7 POINTS .....................................................................................................................19 Section 7.1 Allocation of Points .........................................................................................19 Section 7.2 Effect of Withdrawal on Points ........................................................................20 Section 7.3 Points as Profits Interests .................................................................................20 ARTICLE 8 DISSOLUTION AND LIQUIDATION ...................................................................21 Section 8.1 Dissolution and Liquidation of Partnership .....................................................21 ARTICLE 9 GENERAL PROVISIONS .......................................................................................21 Section 9.1 Amendment of this Agreement ........................................................................21 Section 9.2 Special Power-of-Attorney ..............................................................................22 Section 9.3 Notices .............................................................................................................23 Section 9.4 Agreement Binding Upon Successors and Assigns .........................................23 Section 9.5 Merger, Consolidation, etc. ..............................................................................24 Section 9.6 Governing Law ................................................................................................24 Section 9.7 Termination of Right of Action .......................................................................25 Section 9.8 Confidentiality .................................................................................................25 Section 9.9 Not for Benefit of Creditors .............................................................................25 Section 9.10 Consents ...........................................................................................................26 Section 9.11 Reports .............................................................................................................26 Section 9.12 Filings ..............................................................................................................26 Section 9.13 Miscellaneous ..................................................................................................26

APOLLO CREDIT OPPORTUNITY CM EXECUTIVE CARRY I, L.P. A Delaware Limited Partnership SECOND AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT SECOND AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT of APOLLO CREDIT OPPORTUNITY CM EXECUTIVE CARRY I, L.P. (the “Partnership”) by and among Apollo COF I Capital Management, LLC, a Delaware limited liability company, as the sole general partner (the “General Partner”), and the persons whose names and addresses are set forth in the Schedule of Partners under the caption “Limited Partners” as the limited partners is dated January 12, 2011 and made effective as of July 14, 2009 (the “Agreement”). W I T N E S S E T H : WHEREAS, on July 14, 2009, Apollo COF I Capital Management, LLC filed with the Secretary of State of the State of Delaware a Certificate of Limited Partnership to form Apollo Credit Opportunity CM Executive Carry I, L.P. as a limited partnership under the Delaware Revised Uniform Limited Partnership Act, pursuant to an agreement among Apollo COF I Capital Management, LLC, as sole general partner, and the limited partners of the Partnership (the “Original Agreement”); WHEREAS, the parties amended and restated the Original Agreement in its entirety as of July 14, 2009 (the “Amended Agreement”); and WHEREAS, the parties wish to amend and restate the Amended Agreement in its entirety to make certain modifications thereto. NOW, THEREFORE, the parties hereby agree as follows: ARTICLE 1 DEFINITIONS “Act” means the Delaware Revised Uniform Limited Partnership Act, as in effect on the date hereof and as amended from time to time, or any successor law. “Affiliate” means with respect to any Person any other Person directly or indirectly controlling, controlled by or under common control with such Person. “Agreement” means this Amended and Restated Limited Partnership Agreement, as amended or supplemented from time to time. “APH” means Apollo Principal Holdings V, L.P. (or its assignees or transferees).

2 “Capital Account” means with respect to each Partner the capital account established and maintained on behalf of such Partner as described in Section 3.3. “Carried Interest Distributions” has the meaning ascribed to that term in the Fund LP Agreement. “Certificate” means the Certificate of Limited Partnership of the Partnership and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware. “Clawback Amount” means any amount of Carried Interest Distributions received by the Fund General Partner and required, under the Fund LP Agreement, to be returned to the Fund, including any or all of (i) an Interim Clawback Amount, as defined in the Fund LP Agreement, (ii) a Clawback Amount, as defined in the Fund LP Agreement and, (iii) any amount of Carried Interest Distributions required to be returned to the Fund pursuant to section 6.2 of the Fund LP Agreement. “Clawback Share” has the meaning ascribed to that term in Section 3.1(d). “Code” means the United States Internal Revenue Code of 1986, as amended and as hereafter amended, or any successor law. “Confidential Information” means information that has not been made publicly available by or with the permission of the General Partner and that is obtained or learned by a Limited Partner as a result of or in connection with such Partner’s association with the Partnership or any of its Affiliates concerning the business, affairs or activities of the Partnership, any of its Affiliates or any of the Portfolio Investments, including, without limitation, models, codes, client information (including client identity and contacts, client lists, client financial or personal information), financial data, know-how, computer software and related documentation, trade secrets, and other forms of sensitive or valuable non-public information obtained or learned by the Limited Partner as a result of such Limited Partner’s participation in the Partnership. For the avoidance of doubt, Confidential Information does not include information concerning non- proprietary business or investment practices, methods or relationships customarily employed or entered into by comparable business enterprises. “Covered Person” has the meaning ascribed to that term in Section 5.7. “DEUCC” has the meaning ascribed to that term in Section 6.5(b). “Excess Points” has the meaning ascribed to that term in the Fund GP Agreement. “Final Adjudication” has the meaning ascribed to that term in Section 5.7. “Fiscal Year” means, with respect to a year, the period commencing on January 1 of such year and ending on December 31 of such year (or on the date of a final distribution pursuant to Section 8.1(a)), unless the General Partner shall elect another fiscal year for the Partnership which is a permissible taxable year under the Code. “Fund” means Apollo Credit Opportunity Fund I, L.P.

3 “Fund General Partner” means Apollo Credit Opportunity Advisors I, L.P. in its capacity as general partner of the Fund pursuant to the Fund LP Agreement. “Fund GP Agreement” means the amended and restated limited partnership agreement of the Fund General Partner, as amended from time to time. “Fund LP Agreement” means the second amended and restated agreement of limited partnership of the Fund, as amended from time to time. “General Partner” means Apollo COF I Capital Management, LLC, a Delaware limited liability company, in its capacity as general partner of the Partnership or any successor to the business of the General Partner in its capacity as general partner of the Partnership. “Limited Partner” means any Person admitted as a limited partner to the Partnership in accordance with this Agreement, until such Person withdraws entirely as a limited partner of the Partnership, in its capacity as a limited partner of the Partnership. “Loss” means, with respect to any Fiscal Year, any net loss of the Partnership. To the extent derived from the Fund, any items of income, gain, loss, deduction and credit shall be determined in accordance with the same accounting policies, principles and procedures applicable to the determination by the Fund, and any items not derived from the Fund shall be determined in accordance with the accounting policies, principles and procedures used by the Partnership for United States federal income tax purposes. “Management Company” has the meaning ascribed to that term in the Fund LP Agreement. “Operating Profit” has the meaning ascribed to that term in the Fund GP Agreement. “Partner” means the General Partner and any of the Limited Partners and “Partners” means the General Partner and all of the Limited Partners. “Partnership” means the limited partnership formed pursuant to this Agreement and the Certificate. “Person” means any individual, partnership, corporation, limited liability company, joint venture, joint stock company, unincorporated organization or association, trust (including the trustees thereof, in their capacity as such), government, governmental agency, political subdivision of any government, or other entity. “Point” means a share of Profit or Loss representing a “Point” (as defined in the Fund GP Agreement) held by the Partnership as a limited partner of the Fund General Partner. “Portfolio Investment” has the meaning ascribed to that term in the Fund LP Agreement. “Profit” means, with respect to any Fiscal Year, any net income of the Partnership. To the extent derived from the Fund General Partner, any items of income, gain, loss, deduction and credit shall be determined in accordance with the same accounting policies, principles and

4 procedures applicable to the determination by the Fund General Partner, and any items not derived from the Fund General Partner shall be determined in accordance with the accounting policies, principles and procedures used by the Partnership for United States federal income tax purposes. “Schedule of Partners” means a schedule to be maintained by the General Partner showing the following information with respect to each Partner: name, address, date of admission and withdrawal, and required capital contribution (if any). “Transfer” means any direct or indirect sale, exchange, transfer, assignment or other disposition by a Partner of any or all of such Partner’s interest in the Partnership (whether respecting, for example, economic rights only or all the rights associated with the interest) to another Person, whether voluntary or involuntary. “Treasury Regulations” means the regulations promulgated under the Code. ARTICLE 2 FORMATION AND ORGANIZATION Section 2.1 Formation The Partnership is formed as a limited partnership under and pursuant to the Act. The Certificate was filed on July 14, 2009. The General Partner shall execute, acknowledge and file any amendments to the Certificate as may be required by the Act and any other instruments, documents and certificates which, in the opinion of the Partnership’s legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Partnership shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid and subsisting existence and business of the Partnership. Section 2.2 Name The name of the Partnership shall be “Apollo Credit Opportunity CM Executive Carry I, L.P.” or such other name as the General Partner may hereafter adopt upon causing an appropriate amendment to be made to this Agreement and to the Certificate to be filed in accordance with the Act. Promptly thereafter, the General Partner shall send notice thereof to each Limited Partner. Section 2.3 Offices (a) The Partnership shall maintain its principal office, and may maintain one or more additional offices, at such place or places as the General Partner may from time to time determine.

5 (b) The General Partner shall arrange for the Partnership to have and maintain in the State of Delaware, at the expense of the Partnership, a registered office and registered agent for service of process on the Partnership as required by the Act. Section 2.4 Term of the Partnership (a) The term of the Partnership shall continue until the first to occur of the following: (i) any date on which the General Partner shall elect to dissolve the Partnership; or (ii) the entry of a decree of judicial dissolution under section 17-802 of the Act. (b) The parties agree that irreparable damage would be done to the goodwill and reputation of the Partners if any Limited Partner should bring an action to dissolve the Partnership. Care has been taken in this Agreement to provide for fair and just payment in liquidation of the interests of all Partners. Accordingly, to the fullest extent permitted by law, each Limited Partner hereby waives and renounces its right to such a decree of dissolution or to seek the appointment of a liquidator for the Partnership, except as provided herein. Section 2.5 Purpose of the Partnership The principal purpose of the Partnership is to act as a limited partner of the Fund General Partner and to undertake such related and incidental activities and execute and deliver such related documents necessary or incidental thereto. Section 2.6 Actions by the Partnership The Partnership may execute, deliver and perform, and the General Partner may execute and deliver, all contracts, agreements and other undertakings, and engage in all activities and transactions as may in the opinion of the General Partner be necessary or advisable to carry out the objects and purposes of the Partnership, without the approval of any Limited Partner. Section 2.7 Admission of Limited Partners On the date hereof, the Persons whose names are set forth in the Schedule of Partners under the caption “Limited Partners” shall be admitted to the Partnership as limited partners of the Partnership upon their execution of a counterpart of this Agreement or such other instrument evidencing, to the satisfaction of the General Partner, such Limited Partner’s intent to become a Partner.

6 ARTICLE 3 CAPITAL Section 3.1 Contributions to Capital (a) Any required contribution of a Limited Partner to the capital of the Partnership shall be as set forth in the Schedule of Partners. Contributions to the capital of the Partnership shall be made as of the date of admission of such Limited Partner as a limited partner of the Partnership and as of each such other date as may be specified by the General Partner. Except as otherwise permitted by the General Partner, all contributions to the capital of the Partnership by each Limited Partner shall be payable exclusively in cash. (b) No Partner shall be obligated, nor shall any Partner have any right, to make any contribution to the capital of the Partnership other than as specified in this Section 3.1 or Section 4.2(a). No Limited Partner shall be obligated to restore any deficit balance in its Capital Account. (c) To the extent, if any, that it is determined that the Partnership, as a limited partner of the Fund General Partner, is required to pay any amounts to the Fund General Partner pursuant to section 3.1(d) of the Fund GP Agreement, each Partner, and each former Partner, shall be required to participate in such payment and contribute to the Partnership an amount equal to such Partner’s (or former Partner’s) Clawback Share of any Clawback Amount, but not in any event in excess of the cumulative amount theretofore distributed to such Partner, or former Partner, with respect to Profit. (d) A Partner’s (or former Partner’s) “Clawback Share” of any Clawback Amount shall be calculated as follows: (i) if such Clawback Amount does not exceed the most recent cash distribution by the Partnership representing Operating Profit attributable to the Fund (each such distribution, a “Carry Distribution” and the most recent Carry Distribution, the “Latest Carry Distribution”) as of the time of calculating such Clawback Amount, a portion of such Clawback Amount equal to (A) the amount of the Latest Carry Distribution distributed to such Partner (or former Partner), divided by (B) the total amount of the Latest Carry Distribution; (ii) to the extent that the Clawback Amount exceeds the Latest Carry Distribution, the excess shall be applied successively to each immediately preceding Carry Distribution until the entire Clawback Amount has been satisfied and borne with respect to each such Carry Distribution by those Partners (and former Partners) to whom such Carry Distribution was made in the same manner as provided in Section 3.1(d)(i). Section 3.2 Rights of Partners in Capital (a) No Partner shall be entitled to interest on its capital contributions to the Partnership.

7 (b) No Partner shall have the right to distributions or the return of any contribution to the capital of the Partnership except (i) for distributions in accordance with Section 4.1 or Section 6.4, or (ii) upon dissolution of the Partnership. The entitlement to any such return at such time shall be limited to the value of the Capital Account of the Partner. The General Partner shall not be liable for the return of any such amounts. Section 3.3 Capital Accounts (a) The Partnership shall maintain for each Partner a separate Capital Account. (b) Each Partner’s Capital Account shall have an initial balance equal to the amount of any cash and the net value of any securities or other property constituting such Partner’s initial contribution to the capital of the Partnership. (c) Each Partner’s Capital Account shall be increased by the sum of: (i) the amount of cash and the net value of any securities or other property constituting additional contributions by such Partner to the capital of the Partnership permitted pursuant to Section 3.1, plus (ii) the portion of any Profit allocated to such Partner’s Capital Account pursuant to Section 3.4, plus (iii) such Partner’s allocable share of any decreases in any reserves recorded by the Partnership pursuant to Section 3.6, to the extent the General Partner determines that, pursuant to any provision of this Agreement, such item is to be credited to such Partner’s Capital Account on a basis which is not in accordance with the current respective Points of all Partners. (d) Each Partner’s Capital Account shall be reduced by the sum of (without duplication): (i) the portion of any Loss allocated to such Partner’s Capital Account pursuant to Section 3.4, plus (ii) the amount of any cash and the net value of any property distributed to such Partner pursuant to Section 4.1, Section 6.4 or Section 8.1 including any amount deducted pursuant to Section 4.2 or Section 5.4 from any such amount distributed, plus (iii) any withholding taxes or other items payable by the Partnership and allocated to such Partner pursuant to Section 5.4(b), any increases in any reserves recorded by the Partnership pursuant to Section 3.6, to the extent the General Partner determines that, pursuant to any provision of this Agreement, such item is to be charged to such Partner’s Capital Account on a basis which is not in accordance with the current respective Points of all Partners.

8 Section 3.4 Allocation of Profit and Loss (a) Allocations of Profit. Profit for any Fiscal Year shall be allocated among the Partners in proportion to their respective Points as of the close of such Fiscal Year (determined immediately prior to any forfeiture pursuant to Section 7.1(c)). (b) Allocations of Losses. Subject to the limitation of Section 3.4(c), Loss for any Fiscal Year shall be allocated among the Partners in proportion to their respective Points as of the close of such Fiscal Year (determined immediately prior to any forfeiture pursuant to Section 7.1(c)); provided that, if a Loss is recognized by the Partnership for a Fiscal Year that is attributable to a Portfolio Investment that gave rise to a Profit in a prior Fiscal Year that was allocated to a Partner, including for this purpose, a former Partner (a “Prior Profit Allocation”), then such Loss shall be allocated, in the reasonable discretion of the General Partner, among the Partners and such former Partners who received the Prior Profit Allocation in a proportion that takes any into account the Points that the former Partners had been assigned at the time such Prior Profit Allocation was made to the Partners, but only up to the amount of such Prior Profit Allocation. (c) To the extent that the allocations of Loss contemplated by Section 3.4(b) would cause the Capital Account of any Limited Partner to be less than zero, such Loss shall to that extent instead be allocated to and debited against the Capital Account of the General Partner. Following any such adjustment pursuant to Section 3.4(c) with respect to any Limited Partner, any Profit for any subsequent Fiscal Year which would otherwise be credited to the Capital Account of such Limited Partner pursuant to Section 3.4(a) shall instead be credited to the Capital Account of the General Partner until the cumulative amounts so credited to the Capital Account of the General Partner with respect to such Limited Partner pursuant to Section 3.4(c) is equal to the cumulative amount debited against the Capital Account of the General Partner with respect to such Limited Partner pursuant to Section 3.4(c). (d) Special Allocations (i) Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations, or distributions described in Treasury Regulations section 1.704- 1(b)(2)(ii)(d)(4), (5), or (6), items of Partnership income and gain shall be specially allocated to each such Limited Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the deficit balance in the Capital Account of such Partner as quickly as possible; provided that an allocation pursuant to this Section 3.4(d)(i) may be made only if and to the extent that such Partner would have a deficit balance in its Capital Account after all other allocations provided for in this Article 3 have been tentatively made as if this Section 3.4(d)(i) were not in this Agreement. This Section 3.4(d)(i) is intended to constitute a “qualified income offset” within the meaning of Treasury Regulations section 1.704-1(b)(2)(ii), and shall be interpreted consistently therewith. (ii) Gross Income Allocation. In the event any Partner has a deficit Capital Account at the end of any Fiscal Year that is in excess of the sum of (i) the amount such Partner is obligated to restore pursuant to any provision of this Agreement, and (ii) the amount such Partner is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury

9 Regulations sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Partner shall be specially allocated items of Partnership income and gain in the amount of such excess as quickly as possible; provided that an allocation pursuant to this Section 3.4(d)(ii) may be made only if and to the extent that such Partner would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Article 3 have been made as if Section 3.4(d)(i) and this Section 3.4(d)(ii) were not in this Agreement. (iii) Other Special Allocations. Special allocations shall be made in accordance with the requirements set forth in the Treasury Regulations sections 1.704-2(f), (g) and (j) (minimum gain chargeback), 1.704-2(i)(4) (partner minimum gain chargeback), 1.704- 2(i)(2) (nonrecourse deductions), and, to the extent that an election under section 754 of the Code is in effect, 1.704-1(b)(2)(iv)(m) (section 754 adjustments). (e) Each Limited Partner’s rights and entitlements as a Limited Partner are limited to the rights to receive allocations and distributions of Profit expressly conferred by this Agreement and any side letter or similar agreement entered into pursuant to Section 9.1(b) and the other rights expressly conferred by this Agreement and any such side letter or similar agreement or required by the Act, and a Limited Partner shall not be entitled to any other allocations, distributions or payments in respect of its interest, or to have or exercise any other rights, privileges or powers. Section 3.5 Tax Allocations (a) For United States federal, state and local income tax purposes, Partnership income, gain, loss, deduction or credit (or any item thereof) for each Fiscal Year shall be allocated to and among the Partners in order to reflect the allocations of Profit and Loss pursuant to Section 3.4 for such Fiscal Year, taking into account any variation between the adjusted tax basis and book value of Partnership property in accordance with the principles of section 704(c) of the Code. (b) If any Partner or Partners are treated for United States federal income tax purposes as realizing ordinary income because of receiving an interest in the Partnership (whether under section 83 of the Code or under any similar provision of any law, rule or regulation) and the Partnership is entitled to any offsetting deduction (net of any income realized by the Partnership as a result of such receipt), the Partnership’s net deduction shall be allocated to and among the Partners in such manner as to offset, as nearly as possible, the ordinary income realized by such Partner or Partners. Section 3.6 Reserves; Adjustments for Certain Future Events (a) Appropriate reserves may be created, accrued and charged against Profit or Loss for contingent liabilities, if any, as of the date any such contingent liability becomes known to the General Partner or as of each other date as the General Partner deems appropriate, such reserves to be in the amounts which the General Partner deems necessary or appropriate. The General Partner may increase or reduce any such reserve from time to time by such amounts as the General Partner deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the

10 Capital Accounts of those parties who are Partners at the time when such reserve is created, increased or decreased, as the case may be, in proportion to their respective Points at such time. (b) If any amount is required by Section 3.6(a) to be credited to a Person who is no longer a Partner, such amount shall be paid to such Person in cash. Any amount required to be charged pursuant to Section 3.6(a) shall be debited against the current balance in the Capital Account of the affected Partners. To the extent that the aggregate current Capital Account balances of such affected Partners are insufficient to cover the full amount of the required charge, the deficiency shall be debited against the Capital Accounts of the other Partners in proportion to their respective Capital Account balances at such time; provided that each such other Partner shall be entitled to a preferential allocation, in proportion to and to the extent of such other Partner’s share of any such deficiency of any Profit that would otherwise have been allocable after the date of such charge to the Capital Accounts of the affected Partners whose Capital Accounts were insufficient to cover the full amount of the required charge. Section 3.7 Finality and Binding Effect of General Partner’s Determinations All matters concerning the determination, valuation and allocation among the Partners with respect to any profit or loss of the Partnership and any associated items of income, gain, deduction, loss and credit, pursuant to any provision of this Article 3, including any accounting procedures applicable thereto, shall be determined by the General Partner, and such determinations and allocations shall be final and binding on all the Partners. ARTICLE 4 DISTRIBUTIONS Section 4.1 Distributions (a) The General Partner shall use reasonable efforts to cause the Partnership to distribute, as promptly as practicable after receipt by the Partnership, any available cash or property, subject to (i) the provisions of section 3.1(d) of the Fund GP Agreement, and (ii) the retention of such reserves as the General Partner considers appropriate or necessary for purposes of the prudent and efficient financial operation of the Partnership’s business including in accordance with Section 3.6 hereof and for purposes of satisfying the Partnership’s anticipated obligations under section 3.1(d) of the Fund GP Agreement. Any such distributions shall be made to Partners in proportion to their respective Capital Account balances until such time as the Capital Account balance of every Partner is zero and thereafter in proportion to their respective Points, in either case determined: (A) in the case of any amount of cash or property received from the Fund that is attributable to the disposition of a Portfolio Investment by the Fund, as of the date of such disposition by the Fund; and (B) in any other case, as of the date of receipt of such cash or property by the Partnership.

11 (b) Any other distributions or payments in respect of the interests of Partners shall be made at such time, in such manner and to such Partners as the General Partner shall determine. (c) Subject to Section 4.1(d), the General Partner may cause the Partnership to pay distributions to the Partners at any time in addition to those contemplated by Section 4.1(a) or (b), in cash or in kind. Distributions of any such amounts shall be made to the Partners in proportion to their respective Points, determined immediately prior to giving effect to such distribution. (d) If a portion of the withdrawal proceeds of a former Limited Partner is being paid to such Limited Partner in connection with a distribution to Limited Partners under this Section 4.1 of cash or property with respect to which such former Limited Partner received an allocation prior to its withdrawal, such former Limited Partner’s share of such cash or property shall be calculated for purposes of this Section 4 as if such former Limited Partner were a Limited Partner with the number of Points such Limited Partner had been assigned as of the date of such allocation; provided that a former Limited Partner shall not be entitled to receive an amount in excess of its withdrawal proceeds as determined under Section 6.4(b). Section 4.2 Withholding of Certain Amounts (a) If the Partnership or the Fund General Partner incurs a withholding tax or other tax obligation with respect to the share of Partnership income allocable to any Partner, then the General Partner, without limitation of any other rights of the Partnership, may cause the amount of such obligation to be debited against the Capital Account of such Partner when the Partnership pays such obligation, and any amounts then or thereafter distributable to such Partner shall be reduced by the amount of such taxes. If the amount of such taxes is greater than any such then distributable amounts, then such Partner and any successor to such Partner’s interest shall indemnify and hold harmless the Partnership, the Fund General Partner and the General Partner against, and shall pay to the Partnership as a contribution to the capital of the Partnership, upon demand of the General Partner, the amount of such excess. (b) The General Partner may withhold from any distribution or other payment to any Limited Partner pursuant to this Agreement or otherwise any other amounts due from such Limited Partner to the Partnership or the General Partner pursuant to this Agreement to the extent not otherwise paid. Any amounts so withheld shall be applied by the General Partner to discharge the obligation in respect of which such amounts were withheld. Section 4.3 Limitation on Distributions Notwithstanding any provision to the contrary contained in this Agreement, the Partnership, and the General Partner on behalf of the Partnership, shall not make a distribution to any Partner on account of such Partner’s interest in the Partnership if such distribution would violate the Act or other applicable law.

12 ARTICLE 5 MANAGEMENT Section 5.1 Rights and Powers of the General Partner (a) Subject to the terms and conditions of this Agreement, the General Partner shall have complete and exclusive responsibility (i) for all management decisions to be made on behalf of the Partnership, and (ii) for the conduct of the business and affairs of the Partnership. (b) Without limiting the generality of the foregoing, the General Partner shall have full power and authority to execute, deliver and perform such contracts, agreements and other undertakings, and to engage in all activities and transactions, as it may deem necessary or advisable for, or as may be incidental to, the conduct of the business contemplated by this Section 5.1, including, without in any manner limiting the generality of the foregoing, contracts, agreements, undertakings and transactions with any Partner or with any other Person having any business, financial or other relationship with any Partner or Partners. The Partnership, and the General Partner on behalf of the Partnership, may enter into and perform the Fund GP Agreement and any documents contemplated thereby or related thereto and any amendments thereto, without any further act, vote or approval of any Person, including any Partner, notwithstanding any other provision of this Agreement. The General Partner is hereby authorized to enter into the documents described in the preceding sentence on behalf of the Partnership, but such authorization shall not be deemed a restriction on the power of the General Partner to enter into other documents on behalf of the Partnership. Except as otherwise expressly provided herein or as required by law, all powers and authority vested in the General Partner by or pursuant to this Agreement or the Act shall be construed as being exercisable by the General Partner in its sole and absolute discretion. (c) The General Partner shall be the “tax matters partner” for purposes of section 6231(a)(7) of the Code. Each Partner agrees not to treat, on such Partner’s United States federal income tax return or in any claim for a refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Partnership. The General Partner shall have the exclusive authority to make any elections required or permitted to be made by the Partnership under any provisions of the Code or any other revenue laws. Section 5.2 Delegation of Duties (a) Subject to Section 5.1, the General Partner may delegate to any Person or Persons any of the duties, powers and authority vested in it hereunder on such terms and conditions as it may consider appropriate. (b) Any Person who is a Limited Partner and to whom the General Partner delegates any of its duties pursuant to this Section 5.2 or any other provision of this Agreement shall be subject to the same standard of care, and shall be entitled to the same rights of indemnification and exoneration, applicable to the General Partner under and pursuant to Section 5.7, unless such Person and the General Partner mutually agree to a different standard of care or right to indemnification and exoneration to which such Person shall be subject.

13 (c) The General Partner shall cause the Partnership to enter into an arrangement with the Management Company which arrangement shall require the Management Company to pay all costs and expenses of the Partnership. Section 5.3 Transactions with Affiliates To the fullest extent permitted by applicable law, the General Partner (or any Affiliate of the General Partner), when acting on behalf of the Partnership, is hereby authorized to (a) purchase property from, sell property to, lend money to or otherwise deal with any Affiliates, any Partner, the Partnership, the Fund General Partner, the Fund or any Affiliate of any of the foregoing Persons, and (b) obtain services from any Affiliates, any Partner, the Partnership, the Fund General Partner, the Fund or any Affiliate of the foregoing Persons. Section 5.4 Expenses (a) Subject to the arrangement contemplated by Section 5.2(c), the Partnership will pay, or will reimburse the General Partner for, all costs and expenses arising in connection with the organization and operations of the Partnership. (b) Any withholding taxes payable by the Partnership or the Fund General Partner, to the extent determined by the General Partner to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Partners, shall be allocated among and debited against the Capital Accounts of only those Partners on whose behalf such payments are made or whose particular circumstances gave rise to such payments in accordance with Section 4.2. Section 5.5 Rights of Limited Partners (a) Limited Partners shall have no right to take part in the management or control of the Partnership’s business, nor shall they have any right or authority to act for the Partnership or to vote on matters other than as set forth in this Agreement or as required by applicable law. (b) Without limiting the generality of the foregoing, the General Partner shall have the full and exclusive authority, without the consent of any Limited Partner, to compromise the obligation of any Limited Partner to make a capital contribution or to return money or other property paid or distributed to such Limited Partner in violation of the Act. (c) Nothing in this Agreement shall entitle any Partner to any compensation for services rendered to or on behalf of the Partnership as an agent or in any other capacity, except for any amounts payable in accordance with this Agreement. Section 5.6 Other Activities of Partners (a) Subject to the Fund LP Agreement and to full compliance with the code(s) of ethics of Apollo Global Management, LLC and its Affiliates and other written policies relating to personal investment transactions, membership in the Partnership shall not prohibit a Partner from purchasing or selling as a passive investor any interest in any asset.

14 (b) Nothing in this Agreement shall prohibit the General Partner from engaging in any activity other than acting as General Partner hereunder. Section 5.7 Duty of Care; Indemnification (a) To the fullest extent permitted by law, the General Partner and its Affiliates and their respective partners, members, managers, shareholders, officers, directors, employees and associates and, with the approval of the General Partner, any agent of any of the foregoing (including their respective executors, heirs, assigns, successors or other legal representatives) (each, a “Covered Person” and collectively, the “Covered Persons”), shall not be liable to the Partnership or to any of the other Partners for any loss, claim, damage or liability occasioned by any acts or omissions in the performance of its services hereunder, except to the extent that it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a “Final Adjudication”) that such loss, claim, damage or liability is due to an act or omission of a Covered Person is due to an act or omission of such a Covered Person that constituted a bad faith violation of the implied contractual covenant of good faith and fair dealing. (b) A Covered Person shall be indemnified to the fullest extent permitted by law by the Partnership against any losses, claims, damages, liabilities and expenses (including attorneys’ fees, judgments, fines, penalties and amounts paid in settlement) incurred by or imposed upon it by reason of or in connection with any action taken or omitted by such Covered Person arising out of the Covered Person’s status as a Partner or its activities on behalf of the Partnership, including in connection with any action, suit, investigation or proceeding before any judicial, administrative, regulatory or legislative body or agency to which it may be made a party or otherwise involved or with which it shall be threatened by reason of being or having been a Partner or by reason of serving or having served, at the request of the Fund General Partner, as a director, officer, consultant, advisor, manager, member or partner of any enterprise in which the Fund has or had a financial interest, including issuers of Portfolio Investments; provided that the Partnership may, but shall not be required to, indemnify a Covered Person with respect to any matter as to which there has been a Final Adjudication that such Covered Person’s acts or its failure to act (i) constituted a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (ii) were of a nature that makes indemnification by the Fund unavailable. The right to indemnification granted by this Section 5.7 shall be in addition to any rights to which a Covered Person may otherwise be entitled and shall inure to the benefit of the successors by operation of law or valid assigns of such Covered Person. The Partnership shall pay the expenses incurred by a Covered Person in defending a civil or criminal action, suit, investigation or proceeding in advance of the final disposition of such action, suit, investigation or proceeding, upon receipt of an undertaking by the Covered Person to repay such payment if there shall be a Final Adjudication that it is not entitled to indemnification as provided herein. In any suit brought by the Covered Person to enforce a right to indemnification hereunder it shall be a defense that the Covered Person has not met the applicable standard of conduct set forth in this Section 5.7, and in any suit in the name of the Partnership to recover expenses advanced pursuant to the terms of an undertaking the Partnership shall be entitled to recover such expenses upon Final Adjudication that the Covered Person has not met the applicable standard of conduct set forth in this Section 5.7. In any such suit brought to enforce a right to indemnification or to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of

15 proving that the Covered Person is not entitled to be indemnified, or to an advancement of expenses, shall be on the Partnership (or any Limited Partner acting derivatively or otherwise on behalf of the Partnership or the Limited Partners). The General Partner may not satisfy any right of indemnity or reimbursement granted in this Section 5.7 or to which it may be otherwise entitled except out of the assets of the Partnership (including, without limitation, insurance proceeds and rights pursuant to indemnification agreements), and no Partner shall be personally liable with respect to any such claim for indemnity or reimbursement. The General Partner may enter into appropriate indemnification agreements and/or arrangements reflective of the provisions of this Article 5 and obtain appropriate insurance coverage on behalf and at the expense of the Partnership to secure the Partnership’s indemnification obligations hereunder and may enter into appropriate indemnification agreements and/or arrangements reflective of the provisions of this Article 5. Each Covered Person shall be deemed a third party beneficiary (to the extent not a direct party hereto) to this Agreement and, in particular, the provisions of this Article 5. (c) To the extent that, at law or in equity, a Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the Partnership or the Partners, the Covered Person shall not be liable to the Partnership or to any Partner for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict or eliminate the duties and liabilities of a Covered Person otherwise existing at law or in equity to the Partnership or the Partners, are agreed by the parties hereto to replace such other duties and liabilities of such Covered Person. Notwithstanding anything to the contrary contained in this Agreement or otherwise applicable provision of law or equity, to the maximum extent permitted by the Act, a Covered Person shall owe no duties (including fiduciary duties) to the Partnership or the Partners other than those specifically set forth herein; provided that a Covered Person shall have the duty to act in accordance with the implied contractual covenant of good faith and fair dealing. (d) Each of the Covered Persons may consult with legal counsel, accountants and other experts selected by it and any act or omission suffered or taken by it on behalf of the Partnership or in furtherance of the interests of the Partnership or the Fund in good faith in reliance upon and in accordance with the advice of such counsel, accountants or other experts shall create a rebuttable presumption of the good faith and due care of such Covered Person with respect to such act or omission. ARTICLE 6 ADMISSIONS, TRANSFERS AND WITHDRAWALS Section 6.1 Admission of Additional Limited Partners; Effect on Points The General Partner may at any time admit as an additional Limited Partner any Person who has agreed to be bound by this Agreement, assign Points to such Person and/or increase the Points of any existing Limited Partner. Each additional Limited Partner shall execute either a counterpart to this Agreement or a separate instrument evidencing, to the satisfaction of the General Partner, such Limited Partner’s intent to become a Limited Partner and shall be admitted as a Limited Partner upon such execution. In connection with such

16 admission or increase in Points of any Partner (but not with respect to an assignment of Excess Points), the Points of APH shall be reduced in an amount determined by the General Partner. Section 6.2 Admission of Additional General Partner and Transfer (a) The General Partner may admit one or more additional general partners at any time without the consent of any Limited Partner. Any additional general partner shall be admitted as a general partner upon its execution of a counterpart signature page to this Agreement. (b) The General Partner may Transfer its general partner interest in the Partnership to any other Person, without the consent of any Limited Partner. Section 6.3 Transfer of Interests of Limited Partners (a) No Transfer of any Limited Partner’s interest in the Partnership, whether voluntary or involuntary, shall be valid or effective, and no transferee shall become a substituted Limited Partner, unless the prior written consent of the General Partner has been obtained, which consent may be given or withheld by the General Partner in its discretion. In the event of any Transfer, all of the conditions of the remainder of this Section 6.3 must also be satisfied. (b) A Limited Partner requesting approval of a Transfer, or such Partner’s legal representative, shall give the General Partner reasonable notice before the proposed effective date of any requested Transfer, and shall provide sufficient information to allow legal counsel acting for the Partnership to make the determination that the proposed Transfer will not: (i) require registration of the Partnership or any interest therein under any securities or commodities laws of any jurisdiction; (ii) result in a termination of the Partnership under section 708(b)(1)(B) of the Code or jeopardize the status of the Partnership as a partnership for United States federal income tax purposes; or (iii) violate, or cause the Partnership, the Fund, the Fund General Partner, the General Partner or any Limited Partner to violate, any applicable law, rule or regulation of any jurisdiction. Such notice must be supported by proof of legal authority and a valid instrument of assignment acceptable to the General Partner. (c) A permitted transferee shall be entitled to the allocations and distributions attributable to the interest in the Partnership transferred to such transferee and to Transfer such interest in accordance with the terms of this Agreement; provided that such transferee shall not be entitled to the other rights of a Limited Partner as a result of such transfer until it becomes a substituted Limited Partner. No transferee may become a substituted Limited Partner except with the prior written consent of the General Partner (which consent may be given or withheld by the General Partner in its discretion). Such transferee shall be admitted to the Partnership as a substituted Limited Partner upon execution of a counterpart of this Agreement or such other

17 instrument evidencing, to the satisfaction of the General Partner, such Limited Partner’s intent to become a Limited Partner. Notwithstanding the above, the Partnership and the General Partner shall incur no liability for allocations and distributions made in good faith to the transferring Limited Partner until a written instrument of Transfer has been received and accepted by the General Partner and recorded on the books of the Partnership and the effective date of the Transfer has passed. (d) Any other provision of this Agreement to the contrary notwithstanding, to the fullest extent permitted by law, any successor or transferee of any Limited Partner’s interest in the Partnership shall be bound by the provisions hereof. Prior to recognizing any Transfer in accordance with this Section 6.3, the General Partner may require the transferee to make certain representations and warranties to the Partnership and the Partners and to accept, adopt and approve in writing all of the terms and provisions of this Agreement. (e) In the event of a Transfer or in the event of a distribution of assets of the Partnership to any Partner, the Partnership, at the direction of the General Partner, may, but shall not be required to, file an election under section 754 of the Code and in accordance with the applicable Treasury Regulations, to cause the basis of the Partnership’s assets to be adjusted as provided by section 734 or section 743 of the Code. (f) The Partnership shall maintain books for the purpose of registering the transfer of interests in the Partnership. No transfer of an interest in the Partnership shall be effective until the transfer of such interest is registered upon books maintained for that purpose by or on behalf of the Partnership. Section 6.4 Withdrawal of Partners (a) A Limited Partner shall cease to be a Partner and be deemed to have withdrawn its interest in the Partnership: (i) automatically upon any date (and with immediate effect from such date) on which such Limited Partner (or, in the case of a Limited Partner that was admitted to the Partnership by virtue of its relationship with an employee of Apollo Global Management, LLC or one of its Affiliates, such employee) ceases to be employed (for any reason, including, but not limited to, death, disability, resignation or a termination for cause or other than for cause) by Apollo Global Management, LLC or one of its Affiliates (unless otherwise determined by the General Partner); (ii) automatically upon any date (and with immediate effect from such date) on which such Limited Partner ceases to hold any Points; provided that no such automatic withdrawal shall occur with respect to a forfeiture of Points pursuant to Section 7.1(c) where such Limited Partner receives an allocation of Points for the immediately following Fiscal Year; or (iii) upon a date specified in a notice delivered by such Limited Partner to the General Partner stating that such Limited Partner elects to withdraw from the Partnership.

18 (b) Payment of a withdrawing Limited Partner’s withdrawal proceeds (being an amount equal to the balance of such Limited Partner’s capital account as of the effective date of withdrawal as adjusted for any Loss allocable to such withdrawn Limited Partner pursuant to Section 3.4(b)) will generally be made at the same time as such amounts would have been distributed to such Limited Partner under Section 4.1 had such Limited Partner not withdrawn from the Partnership; provided that the General Partner may (i) delay such payment if such delay is reasonably necessary to prevent such withdrawal from having a material adverse impact on the Partnership, the Fund, the Fund General Partner or the remaining Partners, and (ii) hold back from any payments such reserves as the General Partner determines to be necessary or appropriate, including, without limitation, as provided in Section 4.1(b) and Section 6.4(c). Amounts withdrawn by a Partner will not be adjusted as a result of audit adjustments made after the final payment date relating to the applicable withdrawal and will not earn interest for the period from the applicable withdrawal date through the settlement date. The General Partner may deduct from any withdrawal proceeds due to any Partner an amount representing the actual or estimated expenses of the Partnership associated with processing the withdrawal and any other amounts owed by the withdrawing Partner to the General Partner or its Affiliates whether under this Agreement or otherwise. (c) The right of any Partner to withdraw or receive distributions pursuant to this Section 6.4 is subject to the provision by the General Partner for all liabilities of the Partnership and for reserves for contingencies as provided in Section 3.6 (including, in either case, for the Partnership’s anticipated obligations under section 3.1(d) of the Fund GP Agreement). (d) A former Partner shall remain liable to make capital contributions to the Partnership pursuant to Section 3.1(c) and Section 4.2(a), notwithstanding that such Person may have withdrawn from the Partnership and ceased to be a Partner. Section 6.5 Pledges (a) A Limited Partner shall not pledge or grant a security interest in such Limited Partner’s interest in the Partnership unless the prior written consent of the General Partner has been obtained (which consent may be given or withheld by the General Partner). (b) Each limited partner interest in the Partnership shall constitute a “security” within the meaning of, and governed by, (i) Article 8 of the Uniform Commercial Code (including section 8-102(a)(15) thereof) as in effect from time to time in the State of Delaware (the “DEUCC”), and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995. Notwithstanding any provision of this Agreement to the contrary, to the extent that any provision of this Agreement is inconsistent with any non-waivable provision of Article 8 of the DEUCC, such provision of Article 8 of the DEUCC shall be controlling. (c) Any limited partner interest in the Partnership may be evidenced by a certificate of limited partnership interest issued by the Partnership in such form as the General Partner may

19 approve. Every certificate representing a limited partner interest in the Partnership shall bear a legend substantially in the following form: “The limited partner interest represented by this certificate shall constitute a “security” within the meaning of, and governed by, (i) Article 8 of the Uniform Commercial Code (including section 8-102(a)(15) thereof) as in effect from time to time in the State of Delaware, and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995. The transfer of this certificate and the limited partner interest represented hereby is restricted as described in the limited partnership agreement of the Partnership, dated as of July 14, 2009, as the same may be amended or restated from time to time.” (d) The Partnership shall maintain books for the purpose of registering the Transfer of limited partner interests in the Partnership. In connection with a Transfer in accordance with this Agreement of any limited partner interests in the Partnership, the endorsed certificate(s) evidencing such interest shall be delivered to the Partnership for cancellation, and the Partnership shall thereupon issue a new certificate to the transferee evidencing the interest that was transferred and, if applicable, the Partnership shall issue a new certificate to the transferor evidencing any interest registered in the name of the transferor that was not transferred. ARTICLE 7 POINTS Section 7.1 Allocation of Points (a) The aggregate number of Points assigned or available for assignment to all Partners shall initially be 100. The General Partner intends generally to allocate all 100 Points to Limited Partners other than APH. (b) Except as otherwise provided herein, the General Partner shall be responsible for the allocation of Points from time to time to the Limited Partners. At each such time of allocation, all Points available for allocation shall be so allocated to the Limited Partners (including APH) by the General Partner. Points allocated to Limited Partners (other than APH) may not be reduced except as set forth in Section 6.1 and this Article 7. Upon any allocation of Points (other than Excess Points) by the General Partner to an existing or new Limited Partner other than APH, there shall be a corresponding reduction in the Points of APH, as provided in Section 6.1.

20 (c) Points allocated to a Limited Partner other than APH shall be allocated for a specific Fiscal Year only. Such Limited Partner’s Points shall automatically be forfeited as of the close of such Fiscal Year, unless otherwise determined by the General Partner. (d) The General Partner shall maintain on the books and records of the Partnership a record of the number of Points allocated to each Limited Partner and shall give notice to each Limited Partner of the number of such Limited Partner’s Points upon admission to the Partnership of such Limited Partner and as soon as reasonably practicable upon any change in such Limited Partner’s Points. Section 7.2 Effect of Withdrawal on Points (a) The Points of any Limited Partner that withdraws or is deemed to have withdrawn from the Partnership shall be forfeited, as of the effective date of such Limited Partner’s withdrawal or deemed withdrawal, unless otherwise determined by the General Partner. (b) Any Points that are forfeited pursuant to Section 7.1(c) or Section 7.2(a) shall, automatically and without any action on the part of any Person, be reallocated to APH, unless otherwise determined by the General Partner; and no Limited Partner other than APH shall have any right or claim with respect to such forfeited Points. Section 7.3 Points as Profits Interests (a) Except to the extent not permitted by law, the Partnership and each Limited Partner agree to treat Points as “profits interests” within the meaning of U.S. Internal Revenue Service Revenue Procedure (“Rev. Proc”). 93-27, 1993-2 C.B. 343. Except to the extent not permitted by law, in accordance with Rev. Proc. 2001-43, 2001-2 C.B. 191, the Partnership shall treat each Limited Partner as the holder of Points from the issue date of such Points, and shall file its Partnership tax return, and issue appropriate Schedules K-1 to such Limited Partner, allocating to such Limited Partner its distributive share of all items of income, gain, loss, deduction and credit associated with such Points and each such Limited Partner agrees to take into account such distributive share in computing such Limited Partner’s U.S. federal income tax liability for the entire period during which such Limited Partner holds such Points. Except as required pursuant to a “Determination” as defined in section 1313(a) of the Code, the Partnership and each Limited Partner agree not to claim a deduction (as wages, compensation or otherwise) for the fair market value of any Points issued to a Limited Partner at the time of issuance of the Points. The undertakings contained in this Section 7.3(a) shall be construed in accordance with section 4 of Rev. Proc. 2001-43. Except to the extent not permitted by law, the provisions of this Section 7.3(a) shall apply regardless of whether the Limited Partner files an election pursuant to section 83(b) of the Code. (b) Notwithstanding the provisions of this Agreement, the General Partner shall have the discretion to vary the allocations of Profit and Loss and the distributions pursuant to this Agreement to the extent necessary to ensure that the issuance of Points to a Limited Partner does not result, in the General Partner’s discretion, in a taxable capital shift (unless the General Partner otherwise intends) to such Limited Partner, including by treating as additional Profit or Loss for the taxable period and by allocating such Profit and Loss to the Limited Partners other

21 than the Limited Partner receiving the Points, any unrealized appreciation or deprecation in the Partnership’s assets as of the time the Points are issued. ARTICLE 8 DISSOLUTION AND LIQUIDATION Section 8.1 Dissolution and Liquidation of Partnership (a) Upon dissolution of the Partnership in accordance with the Act, the General Partner shall liquidate the business and administrative affairs of the Partnership, except that, if the General Partner is unable to perform this function, a liquidator may be elected by a majority in interest (determined by Points) of Limited Partners and upon such election such liquidator shall liquidate the Partnership. Profit and Loss during the Fiscal Years that include the period of liquidation shall be allocated pursuant to Section 3.4. The proceeds from liquidation shall be distributed in the following manner: (i) first, the debts, liabilities and obligations of the Partnership including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Partnership’s assets to the Partners has been completed, shall be satisfied (whether by payment or by making reasonable provision for payment thereof); and (ii) thereafter, the Partners shall be paid amounts pro rata in accordance with and up to the positive balances of their respective Capital Accounts, as adjusted pursuant to Article 3. (b) Anything in this Section 8.1 to the contrary notwithstanding, the General Partner or liquidator may distribute ratably in kind rather than in cash, upon dissolution, any assets of the Partnership in accordance with the priorities set forth in Section 8.1(a); provided that if any in kind distribution is to be made, the assets distributed in kind shall be valued as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 8.1(a). ARTICLE 9 GENERAL PROVISIONS Section 9.1 Amendment of this Agreement (a) The General Partner may amend this Agreement at any time, in whole or in part, without the consent of any other Partner; provided that any amendment which would increase the obligation of any Partner to make any contribution to the capital of the Partnership or adversely affect such Partner’s right to withdraw voluntarily from the Partnership shall not be made unless such Partner has, at the General Partner’s election, (i) consented thereto, or (ii) been provided with an opportunity to withdraw from the Partnership as of a date determined by the General Partner that is prior to the effective date of the amendment. Without limiting the foregoing, the

22 General Partner may amend this Agreement at any time, in whole or in part, without the consent of any other Partner, to enable the Partnership to comply with the requirements of the “Safe Harbor” Election within the meaning of the Proposed Revenue Procedure of Notice 2005-43, 2005-24 IRB 1, Proposed Treasury Regulation section 1.83-3(e)(1) or Proposed Treasury Regulation section 1.704-1(b)(4)(xii) at such time as such proposed Procedure and Regulations are effective and to make any such other related changes as may be required by pronouncements or Treasury Regulations issued by the Internal Revenue Service or Treasury Department after the date of this Agreement. An adjustment of Points shall not be considered an amendment to the extent effected in compliance with the provisions of Section 6.1 or Article 7 as in effect on the date hereof or as hereafter amended in compliance with the requirements of this Section 9.1(a). (b) Notwithstanding the provisions of this Agreement, including Section 9.1(a), it is hereby acknowledged and agreed that the General Partner on its own behalf or on behalf of the Partnership without the approval of any Limited Partner or any other Person may enter into one or more side letters or similar agreements with one or more Limited Partners which have the effect of establishing rights under, or altering or supplementing the terms of this Agreement. The parties hereto agree that any terms contained in a side letter or similar agreement with one or more Partners shall govern with respect to such Partner or Partners notwithstanding the provisions of this Agreement. Any such side letters or similar agreements shall be binding upon the Partnership or the General Partner, as applicable, and the signatories thereto as if the terms were contained in this Agreement. Section 9.2 Special Power-of-Attorney (a) Each Partner hereby irrevocably makes, constitutes and appoints the General Partner with full power of substitution, the true and lawful representative and attorney-in-fact, and in the name, place and stead of such Partner, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish: (i) any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 9.1); (ii) all such other instruments, documents and certificates which, in the opinion of legal counsel to the Partnership, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid and subsisting existence and business of the Partnership as a limited partnership; (iii) any written notice or letter of resignation from any board seat or office of any Person (other than a company that has a class of equity securities registered under the Securities Exchange Act of 1934, as amended, or that is registered under the Investment Company Act of 1940, as amended), which board seat or office was occupied or held at the request of the Partnership or any of its Affiliates; and (iv) all such proxies, consents, assignments and other documents as the General Partner determines to be necessary or advisable in connection with any merger or other

23 reorganization, restructuring or other similar transaction entered into in accordance with this Agreement (including the provisions of Section 9.5(c)). (b) Each Limited Partner is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Partnership without such Partner’s consent. If an amendment of the Certificate or this Agreement or any action by or with respect to the Partnership is taken by the General Partner in the manner contemplated by this Agreement, each Limited Partner agrees that, notwithstanding any objection which such Limited Partner may assert with respect to such action, the General Partner is authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Partner is fully aware that each other Partner will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Partnership. This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of the General Partner and as such: (i) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Partnership or the General Partner shall have had notice thereof; and (ii) shall survive any Transfer by a Limited Partner of the whole or any portion of its interest in the Partnership, except that, where the transferee thereof has been approved by the General Partner for admission to the Partnership as a substituted Limited Partner, this power of attorney given by the transferor shall survive such Transfer for the sole purpose of enabling the General Partner to execute, acknowledge and file any instrument necessary to effect such substitution. Section 9.3 Notices Any notice required or permitted to be given under this Agreement shall be in writing. A notice to the General Partner shall be directed to the attention of John J. Suydam. A notice to a Limited Partner shall be directed to such Limited Partner’s last known residence as set forth in the books and records of the Partnership or its Affiliates (a Limited Partner’s “Home Address”). A notice shall be considered given when delivered to the addressee either by hand at such Partner’s Partnership office or electronically to the primary e-mail account supplied by the Partnership for Partnership business communications, except that a notice to a former Partner shall be considered given when delivered by hand by a recognized overnight courier together with mailing through the United States Postal System by regular mail to such former Partner’s Home Address. Section 9.4 Agreement Binding Upon Successors and Assigns This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors by operation of law, but the rights and obligations of the Limited Partners hereunder shall not be assignable, transferable or delegable except as expressly provided

24 herein, and any attempted assignment, transfer or delegation thereof that is not made in accordance with such express provisions shall be void and unenforceable. Section 9.5 Merger, Consolidation, etc. (a) Subject to Sections 9.5(b) and 9.5(c), the Partnership may merge or consolidate with or into one or more limited partnerships formed under the Act or other business entities (as defined in section 17-211 of the Act) pursuant to an agreement of merger or consolidation which has been approved by the General Partner. (b) Subject to Section 9.1(a) but notwithstanding any other provision to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 9.5(a) may, to the extent permitted by section 17-211(g) of the Act and Section 9.5(a), (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited partnership agreement for the Partnership if it is the surviving or resulting limited partnership in the merger or consolidation, or (iii) provide that the limited partnership agreement of any other constituent limited partnership to the merger or consolidation (including a limited partnership formed for the purpose of consummating the merger or consolidation) shall be the limited partnership agreement of the surviving or resulting limited partnership. (c) The General Partner may require one or more of the Limited Partners to sell, exchange, transfer or otherwise dispose of their interests in the Partnership in connection with any such transaction, and each Limited Partner shall take such action as may be directed by the General Partner to effect any such transaction. Section 9.6 Governing Law This Agreement, and the rights of each and all of the Partners hereunder, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of laws rules thereof. The parties hereby consent to the non-exclusive jurisdiction and venue for any action arising out of or relating to this Agreement in the State Courts of the State of Delaware, New Castle County, the State Courts of the State of New York, New York County, the United States District Court for the District of Delaware located in New Castle County or the United States District Court for the Southern District of New York located in New York County. In addition to any other means available at law for service of process, each Limited Partner hereby agrees, to the fullest extent permitted by law, that service of process will be duly effectuated when delivered to a Limited Partner’s Home Address by hand or by a recognized overnight carrier together with mailing through the United States Postal System by regular mail.

25 Section 9.7 Termination of Right of Action Every right of action arising out of or in connection with this Agreement by or on behalf of any past, present or future Partner or the Partnership against any past, present or future Partner shall, to the fullest extent permitted by applicable law, irrespective of the place where the action may be brought and irrespective of the residence of any such Partner, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises. Section 9.8 Confidentiality (a) Each Limited Partner acknowledges and agrees that the information contained in the books and records of the Partnership concerning the Points assigned with respect to any other Limited Partner is confidential, and, to the fullest extent permitted by applicable law, each Limited Partner waives, and covenants not to assert, any claim or entitlement whatsoever to gain access to any such information. The Limited Partners agree that the restrictions set forth in this Section 9.8(a) shall constitute reasonable standards under the Act regarding access to information. (b) Each Limited Partner acknowledges and agrees not to, at any time, either during the term of such Limited Partner’s participation in the Partnership or thereafter, disclose, use, publish or in any manner reveal, directly or indirectly, to any Person (other than on a confidential basis to such Limited Partner’s legal and tax advisors who have a need to know such information) the contents of this Agreement or any Confidential Information, except (i) with the prior written consent of the General Partner, (ii) to the extent that any such information is in the public domain other than as a result of the Limited Partner’s breach of any of his obligations, or (iii) where required to be disclosed by court order, subpoena or other government process; provided that, to the fullest extent permitted by law, the Limited Partner shall promptly notify the General Partner upon becoming aware of any such disclosure requirement and shall cooperate with any effort by the General Partner to prevent or limit such disclosure. (c) Notwithstanding any of the provisions of this Section 9.8, each Limited Partner may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of an investment in the Partnership and all materials of any kind (including tax opinions or other tax analyses) that are provided to the Limited Partner relating to such tax treatment. For this purpose, “tax treatment” is the purported or claimed United States federal income tax treatment of a transaction and “tax structure” is limited to any fact that may be relevant to understanding the purported or claimed United States federal income tax treatment of a transaction. For this purpose, the names of the Partnership, the Partners, their affiliates, the names of their partners, members or equity holders and the representatives, agents and tax advisors of any of the foregoing are not items of tax structure. Section 9.9 Not for Benefit of Creditors The provisions of this Agreement are intended only for the regulation of relations among Partners and between Partners and former or prospective Partners and the Partnership. Subject to the rights of Covered Persons provided by Section 5.7, this Agreement is not intended for the

26 benefit of any Person who is not a Partner, and no rights are intended to be granted to any other Person who is not a Partner under this Agreement. Section 9.10 Consents Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Partnership. Section 9.11 Reports As soon as practicable after the end of each taxable year, the General Partner shall furnish to each Limited Partner (a) such information as may be required to enable each Limited Partner to properly report for United States federal and state income tax purposes such Partner’s distributive share of each Partnership item of income, gain, loss, deduction or credit for such year, and (b) a statement of the total amount of Profit or Loss for such year and a reconciliation of any difference between (i) such Profit or Loss and (ii) the aggregate net profits or net losses allocated by the Fund General Partner to the Partnership for such year. Section 9.12 Filings The Partners hereby agree to take any measures necessary (or, if applicable, refrain from any action) to ensure that the Partnership is treated as a partnership for United States federal, state and local income tax purposes. Section 9.13 MiscellaneousThe captions and titles preceding the text of each Section hereof shall be disregarded in the construction of this Agreement. (b) As used herein, masculine pronouns shall include the feminine and neuter, and the singular shall be deemed to include the plural. (c) This Agreement may be executed in counterparts, each of which shall be deemed to be an original hereof. Signature Page Follows

Apollo Credit Opportunity CM Executive Carry I, L.P. Second Amended and Restated Limited Partnership Agreement Signature Page IN WITNESS WHEREOF, the parties hereto have executed this Agreement on January 12, 2011 and made effective as of July 14, 2009. General Partner: APOLLO COF I CAPITAL MANAGEMENT, LLC By: /s/ Wendy F. Dulman Name: Wendy F. Dulman Title: Vice President Limited Partner: APOLLO PRINCIPAL HOLDINGS V, L.P. By: Apollo Principal Holdings V GP, LLC, its General Partner By: /s/ John J. Suydam Name: John J. Suydam Title: Vice President